                                                              September 17, 1998



                               [Delta Letterhead]


Mr. Robert L. Colman
7535 Legends Lane
Cincinnati, OH  45244

Dear Bob:

I am pleased to confirm my verbal offer of employment for the position of Executive Vice President - Human Resources for Delta Air Lines, Inc. (Delta or the Company). In this assignment, you will report directly to me. The date for commencement of your active employment will be as you and the Company agree, but in any event not later than October 14, 1998 (the commencement date being referred to as the Starting Date).

Your initial and minimum base salary will be $400,000 per annum, payable in accordance with the usual payment practices of the Company.

With respect to each fiscal year beginning with the fiscal year ending June 30, 1999 during which you are employed by the Company, you will be eligible to receive in addition to your base salary an annual incentive compensation award (Annual Award) for services rendered during such fiscal year, subject to the terms and conditions of the Company's annual incentive compensation plan as in effect from time to time. Except as provided in the immediately following paragraph, the amount of the Annual Award, if any, with respect to any fiscal year will be based upon performance targets and award levels determined by the Personnel & Compensation Committee of the Board of Directors (or any successor committee designated by the Board) in its sole discretion, in accordance with the Company's annual incentive compensation plan as in effect from time to time; provided that for each fiscal year beginning with the fiscal year ending June 30, 1999, your target award level shall be established in such a manner as to provide you with the opportunity to earn an award of at least 57.5% of your base salary for such fiscal year, assuming performance at the target level.

Notwithstanding the preceding paragraph, you will receive an Annual Award of not less than (1) $225,000 with respect to fiscal year 1999 and (2) $115,000 with respect to fiscal year 2000, unless your employment is terminated by the Company for Cause prior to June 30, 1999 or June 30, 2000, respectively; provided, that if your employment terminates for any reason other than Cause prior to June 30, 1999 or June 30, 2000, respectively, the applicable minimum amount shall be prorated by multiplication by a fraction determined as follows: (1) with respect to fiscal year 1999, the numerator of which is the number of days from the Starting Date through the date of termination of your employment, and the denominator of which is the number of days from the Starting Date through June 30, 1999 and (2) with respect to fiscal year 2000, the numerator of which is the number of days from July 1, 1999 through the date of termination of your employment, and the denominator of which is 365.

You will also be a participant in the 1989 Stock Incentive Plan in accordance with the terms of that Plan. You will be granted an initial award with non-qualified stock options on 150,000 shares of Delta common stock. The award date will be the Starting Date, and the exercise price will be the closing price of Delta common stock on the New York Stock Exchange on that date. These options will vest according to the following schedule: 78,000 of these options will vest immediately; 72,000 of these options will vest in 20% increments on each of the first five anniversaries of the award date, and all of the options will be exercisable in accordance with, and otherwise subject to, the terms and conditions set forth in the award agreement attached as Exhibit A. Future grants, if any, will be in accordance with the Plan.

To compensate you for benefits which you are forfeiting by resigning from GE to accept a position with the Company, (1) you will be granted 20,000 shares of restricted stock, which will vest in equal amounts (33 1/3% each year) on each of the first, second, and third anniversaries of the Starting Date; and (2) you will be paid a signing bonus in the amount of $718,885, payable promptly after the Starting Date, which signing bonus you will promptly refund to Delta if, within six (6) months after the Starting Date, your employment with Delta is terminated by the Company for Cause or by you other than for Good Reason; provided, however, that the amount of that signing bonus will not constitute earnings for purposes of determining your benefits under any employee benefit plan, program or policy of Delta. The restricted stock award is subject to the terms and conditions set forth in the award agreement attached as Exhibit B.

Delta will provide reimbursement for the reasonable cost of your legal counsel in connection with the negotiation and preparation of this agreement. While employed by the Company, you will be entitled to such fringe benefits as are provided to Executive Vice Presidents of the Company, including free and reduced-rate travel, automobile allowance, initiation fees and monthly dues for one country club membership, and similar programs as in effect from time to time.

Except as otherwise provided in this letter agreement, your employment with Delta will be subject to Delta's standard policies and will be governed by the terms and conditions of the Personnel Practices Manual, as may be amended from time to time hereafter. You will be provided with vacation, sick leave, and paid holidays in accordance with Delta's standard policy regarding these benefits for Executive Vice Presidents of the Company.

You will also be eligible to participate in Delta's standard benefit programs, as amended from time to time, including the following:

1. DeltaFlex, our flexible benefits plan, which provides you with a menu of choices for medical, dental, life insurance, and disability benefits.

2.       The Officer Life Insurance program.

3. The Delta Family-Care Disability and Survivorship Plan, which provides certain disability benefits to you and certain benefits in the event of your death.

4. The Delta Family-Care Retirement Plan benefit will accrue from the date you join Delta. In addition, Delta has a nonqualified plan which will cover any excess benefits not payable by the Delta Family-Care Retirement Plan (due to Section 415 or 401(a)(17) limitations). For purposes of both vesting and benefit accrual under the nonqualified plan, you will be deemed to have eighteen (18) additional years of service with Delta, provided that you complete at least two (2) years of actual service as an employee with Delta. In addition, if your employment is terminated by the Company without Cause or by you for Good Reason before your earnings history for retirement benefit purposes has been credited with your Annual Awards for both fiscal years 1999 and 2000, your final average earnings for purposes of determining your benefits under the nonqualified plan will be calculated as if your employment had continued through fiscal year 2000 and you had received your minimum Annual Awards of $225,000 for fiscal year 1999 and $115,000 for fiscal year 2000; provided, however, that if your actual Annual Award for fiscal year 1999 exceeds $225,000, that actual amount will be used instead of $225,000 in determining your retirement benefits. However, the benefit under the nonqualified plan will be reduced by the amount of any retirement benefits which you receive under any qualified or nonqualified defined benefit retirement plan of General Electric Company.

5. After one year of service, the Delta Family-Care Savings Plan, which currently features pre-tax or post-tax employee contributions of up to 12% (up to the limits of the Internal Revenue Code), and a 50% match of your contributions on the first 4% of salary, with Delta's maximum contribution equal to 2% of your salary.

The Company will pay all costs of relocation of you and your family to the Atlanta metropolitan area in accordance with the Company's relocation policy supplemented as follows:

         a) Reasonable temporary living expenses for you and your family in the Atlanta metropolitan area for a period not to exceed six months from the Starting Date;

         b) If you so elect prior to the first anniversary of the Starting Date, the Company will purchase from you your primary residence as of the date hereof. The purchase price will be equal to the average of the estimates of the fair market value of the residence as determined, within 30 days of such election, by two reputable and independent professional real estate appraisers, one of which will be selected by you and one of which will be selected by the Company;

         c) The weight limitation for movement of your household effects will be waived;

         d) The Company will pay up to two discount points with respect to one mortgage financing of your initial new residence in the Atlanta metropolitan area; and

         e) The Company will absorb any income tax liability resulting from relocation benefits provided on your behalf.

Your eligibility for severance benefits is summarized below:

Change in Control*
------------------

Your eligibility for benefits in conjunction with a Change in Control will be governed by Delta's Retention Protection Agreement applicable to Executive Vice Presidents of the Company.

Termination for Cause or Without Good Reason
--------------------------------------------

No severance benefit provided, except as specifically provided below under the heading "Other Separation Compensation."

Termination Without Cause or For Good Reason*
---------------------------------------------

If your employment is terminated prior to the third anniversary of the Starting Date (other than by reason of death or disability) by the Company without Cause or by you for Good Reason, you will receive: (1) the balance of your then current base salary and then current target incentive compensation Annual Award through the end of the month in which the third anniversary of the Starting Date occurs (subject to a minimum of


--------
* In the event a Qualifying Event (as defined in your Retention Protection Agreement) occurs during the term of your Retention Protection Agreement, the Retention Protection Agreement shall apply instead of these provisions, it being understood that the Retention Protection Agreement will be appropriately amended to preserve the retirement benefits and "Other Separation Compensation" described in this letter agreement.

twelve (12) months of such salary and Annual Award), (2) immediate vesting of any unvested stock option and restricted stock awards which you have been granted on the Starting Date, and (3) immediate vesting of all accrued retirement plan benefits, including your eighteen (18) additional years of service credit, reduced by the above-referenced offset for GE retirement benefits. For purposes of this letter agreement, the terms "Cause" and "Good Reason" (and related terms) shall have the meanings set forth in Exhibit C accompanying this letter agreement.


Termination After Death or Disability*
--------------------------------------

If your employment is terminated due to death or disability prior to the third anniversary of the Starting Date, you will receive: (1) such death or disability benefits as shall then be maintained by the Company for which you or your survivors are eligible; (2) immediate vesting of any unvested stock option and restricted stock awards which you have been granted on the Starting Date, and
(3) immediate vesting of all accrued retirement plan benefits, including your eighteen (18) additional years of service credit, reduced by the above-referenced offset for GE retirement benefits.

Other Separation Compensation*
------------------------------

If your employment is terminated prior to June 1, 2005 by the Company without Cause or by you for Good Reason, or if your employment terminates for any reason after May 31, 2005, you will be treated as a retiree for purposes of Delta's Family-Care benefit plans and will receive (in addition to any other benefits which may be payable to you) a lump sum payment determined pursuant to the table set forth in Exhibit D accompanying this letter agreement.


--------------
* In the event a Qualifying Event (as defined in your Retention Protection Agreement) occurs during the term of your Retention Protection Agreement, the Retention Protection Agreement shall apply instead of these provisions, it being understood that the Retention Protection Agreement will be appropriately amended to preserve the retirement benefits and "Other Separation Compensation" described in this letter agreement.

In the event of any conflict between the terms of this letter agreement and the terms of any other agreement, award or arrangement contemplated hereby, the terms of this letter agreement shall control. This letter agreement supersedes all prior discussions and documentation concerning your compensation arrangements with the Company.

If the terms outlined above reflect your understanding of our offer and you accept employment based on these terms, please indicate your acceptance by signing the two original letters provided. Please keep one letter for your records and return the other to me.

Bob, we are extremely pleased to have you join the Delta team, and I look forward with great pleasure to our association with you in this important role at Delta. I anticipate benefiting from your expertise, and I believe you will help us establish a winning formula for success in the future.

Sincerely,

/s/ Leo F. Mullin

Leo F. Mullin

                                    Agreed and accepted to this 17th day of
                                    September, 1998

                                    /s/  Robert L. Colman
                                    ---------------------------------------
                                    Robert L. Colman

                                                                       Exhibit A
                                                                       ---------


                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT
                       UNDER THE 1989 STOCK INCENTIVE PLAN


                               September 17, 1998



Robert L. Colman
Executive Vice President - Human Resources

         The 1989 Stock Incentive Plan of Delta Air Lines, Inc., as amended ("Plan"), is intended as an inducement for officers, executives and key employees of Delta Air Lines, Inc. (the "Company") to continue in the employment of the Company, and to provide a greater incentive to such employees to make material contributions to the Company's success by increasing their proprietary interest in the Company through increased direct stock ownership. The Plan, which provides for certain awards to eligible employees, is administered by the Personnel & Compensation Committee of the Board of Directors (the "Committee"). Pursuant to the Plan, the Committee selected you to receive an award of a Nonqualified Stock Option under the Plan, effective as of the close of business on the date you begin active employment with the Company (the "Starting Date"), which date will be mutually agreed upon by you and the Company, but which will be no later than October 14, 1998. The Committee has instructed me, on behalf of the Company, to provide this Agreement to you.

         In consideration of the mutual covenants herein contained and for other good and valuable consideration, the Company and you as an employee of the Company (hereinafter called "Employee"), do hereby agree as follows:

         1. The Company hereby grants to Employee a Nonqualified Stock Option ("Stock Option") covering 150,000 shares of Stock, as defined in the Plan, a copy of which has been furnished to Employee. This award is in all respects made subject to the terms and conditions of the Plan and, by signing and returning a copy of this Agreement to the Secretary of the Company, Employee acknowledges that he has read this Agreement and the Plan and agrees to all of the terms and conditions thereof for himself, any designated beneficiary and his heirs, executors, administrators or personal representatives. Terms used in this Agreement which are defined in the Plan shall have the meanings set forth in the Plan. In the event of any conflict between the Plan and this Agreement, the Plan shall control. Employee also acknowledges receipt of the Prospectus dated October 23, 1997, relating to the Plan.

         2. The Option Price of the Stock Option covered by this award shall be the closing price of the Stock on the New York Stock Exchange (the "NYSE") on the Starting Date, the date of this award.

         3. Subject to the terms and conditions of the Plan and the other provisions of this Agreement, the Stock Option shall become exercisable in installments as follows, provided Employee continues to be employed by the Company on the dates indicated:


         Number of Shares of Stock with
         Respect to which Stock Option
         First Becomes Exercisable                    Date
         -------------------------                    ----

                      92,400               The first anniversary of the Starting Date
                      14,400               The second anniversary of the Starting Date
                      14,400               The third anniversary of the Starting Date
                      14,400               The fourth anniversary of the Starting Date
                      14,400               The fifth anniversary of the Starting Date

If, prior to the fifth anniversary of the Starting Date, Employee's employment with the Company is terminated (i) by the Company without Cause, (ii) by Employee with Good Reason or (iii) due to Employee's death or Disability (collectively, a "Termination Event"), then (x) the Stock Option shall immediately become fully exercisable; and (y) the termination of Employee's employment will be treated, for purposes of determining the terms of exercise of the Stock Option, as having occurred because of Employee's Retirement under
Section 10(b) of the Plan (other than the first sentence of such Section 10(b)). For purposes of this Agreement, the terms "Cause" and "Good Reason" shall have the respective meanings assigned such terms in Annex A attached hereto.

If Employee's employment with the Company terminates (i) for any reason, other than a Termination Event, prior to the fifth anniversary of the Starting Date, or (ii) for any reason on or after the fifth anniversary of the Starting Date, then (x) subject to the next paragraph of this Paragraph 3, the termination of Employee's employment will be treated, for purposes of determining the terms of exercise of the then exercisable portion of the Stock Option, as having occurred because of Employee's Retirement under Section 10(b) of the Plan (other than the first sentence of such Section 10(b)); and (y) Employee shall immediately forfeit that portion of the Stock Option not then exercisable; provided, however, that, only for purposes of determining whether a forfeiture shall occur in accordance with this sentence, the portion of the Stock Option attributable to 78,000 shares of Stock which becomes exercisable on the first anniversary of the Starting Date shall be deemed to become exercisable six months after the Starting Date.

Notwithstanding anything in this Paragraph 3 to the contrary, if Employee's employment with the Company is terminated by the Company at any time for Cause, Employee shall immediately forfeit the then outstanding Stock Option, whether or not then exercisable.

         4. Subject to the terms and conditions of the Plan and the other provisions of this Agreement, including Paragraph 8 below, the Stock Option granted to Employee herein may be exercised during the period beginning as set forth in Paragraph 3 above and ending on the business day immediately preceding the tenth anniversary of the Starting Date. Subject to the terms and conditions of the Plan, Employee (or, if Employee is deceased, a party acting on his behalf pursuant to Section 10 of the Plan) may exercise the Stock Option granted herein in whole or, from time to time, in part by way of a written notice delivered to the Secretary of the Company which includes the following: (i) name, mailing address and social security number of Employee and the date, which shall be the actual date of the notice; (ii) the number of shares of Stock with respect to which the Stock Option is being exercised; (iii) the date of grant and the Option Price with respect to the Stock Option being exercised; and (iv) the signature of Employee or a party acting on behalf of a deceased employee. Payment of the full purchase price of the shares of Stock covered by the exercise shall be made in the manner prescribed by the Committee from time to time. If the Committee, in its sole discretion, shall determine that it is appropriate to do so, such payment may be made in whole or in part by tender of shares of unrestricted Stock, as set forth in Section 5 of the Plan, subject to such requirements or procedures as the Committee may specify.

         5. When the Stock Option is exercised, the Company shall make the appropriate calculations under the Plan and deliver to Employee, as soon as practicable, a certificate or certificates representing the net number of shares of Stock due to Employee pursuant to such exercise, calculated in accordance with this paragraph. Unless other tax withholding arrangements are made by Employee and the Company, the Company shall withhold from the shares of Stock issued to Employee a sufficient number of shares of Stock based on its fair market value on the date of exercise to cover any amounts which the Company is required to withhold to comply with withholding requirements of federal, state or local tax laws, rules or regulations. The fair market value for purposes of the second sentence of this paragraph shall be as reasonably determined by the Committee.

         6. The Stock Option granted herein is not transferable otherwise than by will, by the laws of descent and distribution, or by a written designation referred to in Section 10(c) of the Plan, and is exercisable during Employee's lifetime only by Employee. In the event that the Stock Option is exercised pursuant to Section 10 of the Plan by any person other than Employee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Stock Option.

         7. The Stock Option granted herein is subject to all terms of the Plan, including but not limited to Section 10(b), which provides for the forfeiture of certain benefits in certain circumstances in the event of Employee's Retirement prior to his normal retirement date.

         8. Employee acknowledges that the federal securities laws and/or the Company's policies regarding trading in its securities may limit or restrict Employee's right to buy or sell shares of Stock, including, without limitation, sales of Stock to exercise the Stock Option or sales of Stock acquired pursuant to the exercise of the Stock Option. Employee agrees to comply with such federal securities law requirements and Company policies, as such laws and policies are amended from time to time.

         This Agreement has been prepared in duplicate. Please note your acceptance in the space provided therefor and return the original for the Company's records.

         IN WITNESS WHEREOF, the Company, acting through its duly authorized officer, has caused this Agreement to be duly executed, and Employee has hereunto set his hand, all as of the day and year first written above.


                                 DELTA AIR LINES, INC.

                                 BY
                                 -----------------------------------
                                 Leo F. Mullin
                                 President and Chief Executive Officer

                                 EMPLOYEE

                                 -----------------------------------
                                 Robert L. Colman

                                                                         ANNEX A

"Cause" means the occurrence of any one or more of the following:

         (a) A demonstrably willful and deliberate act or failure to act by you (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, and which action or inaction is not remedied within fifteen business days of written notice from the Company; or

         (b) Your conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude.

         Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote (which cannot be delegated) of not less than three-quarters of the entire membership of the Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, you are guilty of conduct set forth above in clauses (a) or (b) of this definition and specifying the particulars thereof in detail.

"Effective Date" means the Starting Date.

 "Good Reason" means the occurrence of any one or more of the following, unless you have expressly consented in writing thereto:

         (a) The assignment to you of duties inconsistent with your authorities, duties, titles, responsibilities and status as an officer of the Company, or a reduction or alteration in the nature or status of your authorities, duties, titles or responsibilities, from those in effect as of the Effective Date, other than an insubstantial and inadvertent act that is remedied by the Company promptly after receipt of notice thereof given by you;

         (b) The Company's requiring you to be based at a location in excess of 50 miles from your principal job location or office on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date; except for required travel on the Company's business to an extent consistent with your business travel obligations on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date;

         (c) A reduction by the Company of your base salary as in effect on the later of (i) the Effective Date or (ii) the Reference Date (other than pursuant to a reduction by a uniform percentage of the salary of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or a reduction in your short-term or long-term incentive compensation opportunities under the executive incentive compensation plans of the Company for which you are eligible as in effect on the later of (i) the Effective Date or (ii) the Reference Date;

         (d) The failure by the Company to keep in effect compensation, retirement, health and welfare benefits, or perquisite programs under which you receive benefits substantially similar, in the aggregate, to the benefits under such programs as exist on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date (other than pursuant to an equivalent reduction in such benefits of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or the failure of the Company to meet the funding requirements, if any, of any of such programs; or

         (e) Any material breach by the Company of its obligations under the letter agreement to which this Annex A relates or any failure of a successor of the Company to assume and agree to perform the Company's entire obligations under that letter agreement, provided that such successor has received at least ten days written notice from the Company or you of the requirement to assume those obligations.

"Reference Date" means the date 90 days prior to the termination of your employment.

                                                                       Exhibit B
                                                                       ---------


                        RESTRICTED STOCK AWARD AGREEMENT
                       UNDER THE 1989 STOCK INCENTIVE PLAN

                               September 17, 1998

Robert L. Colman
Executive Vice President - Human Resources

         The 1989 Stock Incentive Plan of Delta Air Lines, Inc., as amended ("Plan"), is intended as an inducement for officers, executives and key employees of Delta Air Lines, Inc. (the "Company") to continue in the employment of the Company, and to provide a greater incentive to such employees to make material contributions to the Company's success by increasing their proprietary interest in the Company through increased direct stock ownership. The Plan, which provides for certain awards to eligible employees, is administered by the Personnel & Compensation Committee of the Board of Directors (the "Committee"). Pursuant to the Plan, the Committee has selected you to receive an award of Restricted Stock (as defined in the Plan) effective as of the close of business on the date you begin active employment with the Company (the "Starting Date"), which date will be mutually agreed upon by you and the Company, but which will be no later than October 14, 1998. The Committee has instructed me to direct this letter to you.

         In consideration of the mutual covenants herein contained and for other good and valuable consideration, the Company and you as an employee of the Company (hereinafter called "Employee"), do hereby agree as follows:

         1. Grant of Shares. Pursuant to action of the Committee, the Company hereby grants to Employee 20,000 shares of Restricted Stock (the "Shares"). This award is in all respects made subject to the terms and conditions of the Plan, a copy of which has been provided to Employee, and by signing and returning a copy of this Agreement to the Secretary of the Company, Employee acknowledges that he has read the Plan and agrees to all of the terms and conditions thereof for himself, any designated beneficiary and his heirs, executors, administrators or personal representatives. Terms used in this Agreement which are defined in the Plan shall have the meanings set forth in the Plan. In the event of any conflict between the Plan and this Agreement, the Plan shall control. Employee also acknowledges receipt of the Prospectus dated October 23, 1997, relating to the Plan.

    As soon as practicable following Employee's execution of this Agreement and the stock power described below in Section 6, a certificate or certificates representing the Shares and bearing the legend described below in Section 6 shall be issued to Employee. Upon issuance of the certificates representing the Shares, Employee shall have all rights of a stockholder with respect to the Shares, including the right to vote and, subject to Section 10 of this Agreement, to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that the Shares (and any securities of the Company which may be issued with respect to the Shares by virtue of any dividend reinvestment, stock split, combination, stock dividend or recapitalization, which securities shall be deemed to be "Shares" hereunder) shall be subject to the terms and all of the restrictions set forth in this Agreement.

         2. Restriction. Until the restriction imposed by this Section 2 (the "Restriction") has lapsed pursuant to Section 3 or 4 below, Employee shall not be permitted to sell, exchange, assign, transfer, pledge or otherwise dispose of the Shares and the Shares shall be subject to forfeiture as set forth in Section 5 below.

         3. Lapse of Restriction by Passage of Time. The Restriction shall lapse and have no further force or effect as to 33-1/3% of such Shares (including 33-1/3% of any additional Shares which at the time have been purchased with dividends on such Shares) on each of the first, second and third anniversaries of the Starting Date, provided Employee remains employed by the Company on such dates.

         4. Lapse of Restriction in Certain Cases. The Restriction shall lapse and have no further force or effect with respect to all Shares hereunder upon the occurrence prior to the third anniversary of the Starting Date of the termination of Employee's employment (i) by the Company without Cause, (ii) by Employee with Good Reason or (iii) by reason of Employee's death or Disability (as defined in the Plan). For purposes of this Agreement, the terms "Cause" and "Good Reason" shall have the respective meanings assigned such terms in Annex A attached hereto. Employee may provide to the Company written designation naming a person or persons who shall receive the Shares in the event of Employee's death, and such designation must be in a form approved by counsel for the Company. If there is no such approved designation, Shares shall be distributed upon Employee's death pursuant to Employee's last will and testament or as provided by law.

         5. Forfeiture of Shares. In the event of termination of Employee's employment with the Company other than in the circumstances described in clauses
(i), (ii) or (iii) of Section 4 and prior to lapse of the Restriction under
Section 3, Employee shall immediately forfeit all right, title and interest to the Shares which are still subject to the Restriction, and such Shares shall be canceled or transferred to the Company by Employee, without consideration to Employee or his heirs, executors, administrators or personal representatives.

         6. Endorsement and Retention of Certificates. All certificates representing the Shares shall be endorsed on the face thereof with the following legend:

         "The shares of stock represented by this certificate and the sale, transfer or other disposition of such shares are restricted by and subject to a Restricted Stock Award Agreement dated September 17, 1998 between Robert L. Colman and the Company, a copy of which is on file with the Secretary of the Company."

         All certificates for Shares shall be held by the Company until the restrictions thereon shall have lapsed and, as a condition to this award, Employee shall execute and deliver to the Company a stock power, endorsed in blank and approved by counsel for the Company, relating to the Shares, as set forth in the Plan.

         Upon lapse of the Restriction pursuant to Section 3 or 4 of this Agreement without a prior forfeiture of the Shares, a certificate or certificates for an appropriate number of unrestricted Shares shall be delivered to Employee and the certificate with the legend indicated above shall be canceled.

         7. Withholding Taxes. Upon lapse of the Restriction on the Shares pursuant to Section 3 or 4 above, unless other tax withholding arrangements are made by Employee and the Company, sufficient Shares shall be transferred to the Company to provide for the payment of any taxes required to be withheld by federal, state, or local law with respect to income resulting from such lapse. The value of the Shares so transferred shall be the closing price of the Common Stock on the NYSE on the date the Restriction lapses (or, in the event that no sale of the Common Stock takes place on the NYSE on such date, the closing price of the Common Stock on the NYSE on the immediately preceding date on which such a sale occurred).

         8. Rights Not Enlarged. Nothing herein confers on Employee any right to continue in the employ of the Company or any of its subsidiaries.

         9. Succession. This Agreement shall be binding upon and operate for the benefit of the Company and its successors and assigns, and Employee and his heirs, executors, administrators or personal representatives.

         10. Dividends. Any cash dividends which may become payable on the Shares shall be reinvested by the Company in shares of Common Stock, to the extent Shares are available under the Plan. If shares are not so available, dividends shall be paid in cash and held by the Company for the account of Employee until the Restriction lapses. In such event the Company shall pay interest on the amount so held as determined by the Committee, and the accumulated amount of such dividends and interest shall be payable to Employee upon the lapse of the Restriction. Those Shares and any cash held for the account of the Employee shall be governed by the Restriction set forth in the Agreement; the Restriction with respect to such Shares and such cash shall lapse as provided in Sections 3 and 4 of this Agreement; and such shares and such cash shall be forfeited pursuant to Section 5 to the extent that the Shares on which such dividends were paid shall be so forfeited.

         11. Fractional Shares. Upon lapse of the Restriction, certificates for fractional Shares shall not be delivered to Employee, and the value of any fractional Shares which may result from the application of Section 3 or 4 of this Agreement shall be paid in cash to Employee, as determined in the last sentence of Section 7 above.

         This Agreement has been prepared in duplicate. Please note your acceptance in the space provided therefor and return the original for the Company's records.

         IN WITNESS WHEREOF, the Company, acting through its duly authorized officer, has caused this Agreement to be duly executed, and Employee has hereunto set his hand, all as of the day and year first written above.

                                  DELTA AIR LINES, INC.

                                  BY
                                  -----------------------------------
                                  Leo F. Mullin
                                  President and Chief Executive Officer

                                  EMPLOYEE

                                  -----------------------------------
                                  Robert L. Colman

                                                                         ANNEX A

"Cause" means the occurrence of any one or more of the following:

         (a) A demonstrably willful and deliberate act or failure to act by you (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, and which action or inaction is not remedied within fifteen business days of written notice from the Company; or

         (b) Your conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude.

         Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote (which cannot be delegated) of not less than three-quarters of the entire membership of the Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, you are guilty of conduct set forth above in clauses (a) or (b) of this definition and specifying the particulars thereof in detail.

"Effective Date" means the Starting Date.

"Good Reason" means the occurrence of any one or more of the following, unless you have expressly consented in writing thereto:

         (a) The assignment to you of duties inconsistent with your authorities, duties, titles, responsibilities and status as an officer of the Company, or a reduction or alteration in the nature or status of your authorities, duties, titles or responsibilities, from those in effect as of the Effective Date, other than an insubstantial and inadvertent act that is remedied by the Company promptly after receipt of notice thereof given by you;

         (b) The Company's requiring you to be based at a location in excess of 50 miles from your principal job location or office on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date; except for required travel on the Company's business to an extent consistent with your business travel obligations on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date;

         (c) A reduction by the Company of your base salary as in effect on the later of (i) the Effective Date or (ii) the Reference Date (other than pursuant to a reduction by a uniform percentage of the salary of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or a reduction in your short-term or long-term incentive compensation opportunities under the executive incentive compensation plans of the Company for which you are eligible as in effect on the later of (i) the Effective Date or (ii) the Reference Date;

         (d) The failure by the Company to keep in effect compensation, retirement, health and welfare benefits, or perquisite programs under which you receive benefits substantially similar, in the aggregate, to the benefits under such programs as exist on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date (other than pursuant to an equivalent reduction in such benefits of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or the failure of the Company to meet the funding requirements, if any, of any of such programs; or

         (e) Any material breach by the Company of its obligations under the letter agreement to which this Annex A relates or any failure of a successor of the Company to assume and agree to perform the Company's entire obligations under that letter agreement, provided that such successor has received at least ten days written notice from the Company or you of the requirement to assume those obligations.

"Reference Date" means the date 90 days prior to the termination of your employment.

                                 IRREVOCABLE STOCK POWER


         The undersigned, Robert L. Colman, does hereby assign, transfer and deliver unto _____________________________________ all of those shares of common stock of Delta Air Lines, Inc. (the "Company") granted as restricted stock (the "Restricted Stock") pursuant to the Restricted Stock Award Agreement Under The 1989 Stock Incentive Plan dated as of September 17, 1998, between the Company and Robert L. Colman, as well as all of those shares of common stock of the Company purchased for the undersigned with reinvested dividends from the Restricted Stock (collectively, the "Shares").

         The undersigned does hereby irrevocably constitute and appoint _______________________________________ attorney-in-fact, with full power of substitution, to transfer the Shares on the books of the Company, or to direct the Transfer Agent of the Company to so transfer the Shares.


                                  Signature:
                                            -----------------------------
                               Printed Name:
                                            -----------------------------
                                       Date:
                                            -----------------------------

Witness:

-------------------------------

                                                                       Exhibit C
                                                                       ---------


"Cause" means the occurrence of any one or more of the following:

         (a) A demonstrably willful and deliberate act or failure to act by you (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, and which action or inaction is not remedied within fifteen business days of written notice from the Company; or

         (b) Your conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude.

         Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote (which cannot be delegated) of not less than three-quarters of the entire membership of the Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, you are guilty of conduct set forth above in clauses (a) or (b) of this definition and specifying the particulars thereof in detail.

"Effective Date" means the Starting Date under the letter agreement to which this Exhibit C is attached.

"Good Reason" means the occurrence of any one or more of the following, unless you have expressly consented in writing thereto:

         (a) The assignment to you of duties inconsistent with your authorities, duties, titles, responsibilities and status as an officer of the Company, or a reduction or alteration in the nature or status of your authorities, duties, titles or responsibilities, from those in effect as of the Effective Date, other than an insubstantial and inadvertent act that is remedied by the Company promptly after receipt of notice thereof given by you;

         (b) The Company's requiring you to be based at a location in excess of 50 miles from your principal job location or office on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date; except for required travel on the Company's business to an extent consistent with your business travel obligations on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date;

         (c) A reduction by the Company of your base salary as in effect on the later of (i) the Effective Date or (ii) the Reference Date (other than pursuant to a reduction by a uniform percentage of the salary of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or a reduction in your short-term or long-term incentive compensation opportunities under the executive incentive compensation plans of the Company for which you are eligible as in effect on the later of (i) the Effective Date or (ii) the Reference Date;

         (d) The failure by the Company to keep in effect compensation, retirement, health and welfare benefits, or perquisite programs under which you receive benefits substantially similar, in the aggregate, to the benefits under such programs as exist on the later of (i) the Effective Date or (ii) immediately prior to the Reference Date (other than pursuant to an equivalent reduction in such benefits of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or the failure of the Company to meet the funding requirements, if any, of any of such programs;

         (e) Any material breach by the Company of its obligations under the letter agreement to which this Exhibit C relates or any failure of a successor of the Company to assume and agree to perform the Company's entire obligations under that letter agreement, provided that such successor has received at least ten days written notice from the Company or you of the requirement to assume those obligations.

"Reference Date" means the date 90 days prior to the termination of your employment.

                                                                       Exhibit D
                                                                       ---------

                            ADDITIONAL SEPARATION COMPENSATION

                                                                                   Amount of
If termination occurs between:                                                     Separation Compensation:
------------------------------                                                     ------------------------

Starting Date and September 30, 1999                                               $185,000
October 1, 1999 and September 30, 2000                                             $179,000
October 1, 2000 and September 30, 2001                                             $172,000
October 1, 2001 and September 30, 2002                                             $168,000
October 1, 2002 and September 30, 2003                                             $162,000
October 1, 2003 and September 30, 2004                                             $155,000
October 1, 2004 and September 30, 2005                                             $146,000
October 1, 2005 and September 30, 2006                                             $136,000
October 1, 2006 and September 30, 2007                                             $124,000
October 1, 2007 and September 30, 2008                                             $110,000
October 1, 2008 and September 30, 2009                                             $ 93,000
October 1, 2009 and June 1, 2010                                                   $ 81,000